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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 15, 1998



                                PHARMERICA, INC.
             (Exact name of Registrant as specified in its charter)



   Delaware                       0-20606                       11-2310352
   --------                       -------                       ----------
(State or other               (Commission File                  (Employer
jurisdiction of                   Number)                     Identification
incorporation)                                                   Number)


                   3611 Queen Palm Drive, Tampa, Florida 33619
                   -------------------------------------------
                    (Address of principal executive offices)


                                 (800) 237-7676
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                          -----------------------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 5.     OTHER EVENTS.

         PharMerica, Inc. (the "Registrant") reports the following information, which the Registrant deems of importance to its security holders:

         The letter attached hereto as Exhibit 99 is being sent to shareholders of the Company along with its 1997 Annual Report.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PHARMERICA, INC.



                                       By:  /s/ Curtis B. Johnson
                                            ------------------------------
                                            Curtis B. Johnson
                                            Senior Vice President, General
                                            Counsel




Date:    May 15, 1998







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                                  Exhibit Index
Exhibit No.
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99              Letter to Shareholders